EQ ADVISORS TRUSTSM

EQ/QUALITY BOND PLUS PORTFOLIO

SUPPLEMENT DATED AUGUST 15, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012

This Supplement updates information contained in the Summary Prospectus dated May 1, 2012 of the EQ/Quality Bond PLUS Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes to the Portfolio’s investment strategy.

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented May 4, 2012, May 7, 2012, May 31, 2012, July 5, 2012, July 19, 2012, July 20, 2012 July 31, 2012, August 2, 2012, August 7, 2012 and August 15, 2012, and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 4, 2012, May 15, 2012; July 19, 2012 and August 7, 2012; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective, September 1, 2012, the second paragraph in the section of the Prospectus “Investments, Risks, and Performance – Principal Investment Strategy hereby is deleted in its entirety and replaced with the following information:

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Passive Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Passive Allocated Portion consists of approximately 70% of the Portfolio’s net assets.

In addition, effective, September 1, 2012, the fourth, fifth and sixth paragraphs in the section of the Prospectus “Investments, Risks, and Performance – Principal Investment Strategy hereby are deleted in their entirety and replaced with the following information:

The Passive Allocated Portion of the Portfolio will invest in debt securities that are included in the Barclays Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), or other financial instruments, including exchange-traded funds, that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

Effective September 1, 2012, the following information is hereby added to the section entitled “Who Manages the Portfolio – Advisers: AllianceBernstein L.P. – Portfolio Managers” of the Summary Prospectus:

Portfolio Manager: The portfolio manager primarily responsible for the management of the Passive Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Michael L. Mon	Vice President and Portfolio Analyst/Manager of AllianceBernstein	September 2012

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